                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                      ----------------------------------

                                   FORM 8-K
                                AMENDMENT NO. 2

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Earliest Event Reported: August 19, 1999


                         ENVIRO-CLEAN OF AMERICA, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

        NEVADA                         0-26433               88-0386415
(State or other jurisdiction of    (Commission File Number)  (I.R.S. Employer
incorporation or organization)                               Identification No.)

211 Park Avenue, Hicksville, NY                                      11801
--------------------------------------------------------------------------------
            (Address of principal executive officers)                (Zip Code)

      Registrant's telephone number, including area code: (516) 931-4455

EXPLANATORY NOTE

     On October 29, 1999, we have filed Form 8-K/A amending Item 7 of the current report on Form 8-K filed by Enviro-Clean of America, Inc. (the "Company") on September 3, 1999, to include financial statements that were not available at the time of the filing of the initial report. The financial statements are required as a result of the August 19, 1999, acquisitions by the Company of Cleaning Ideas, Inc. and its wholly owned subsidiary, Sanivac, Inc. (collectively, "Cleaning Ideas") and Superior Chemical & Supply, Inc. ("Superior").

     On November 22, 1999, we received comments from the Securities and Exchange Commission regarding the financials statements included in Form 8-K/A filed on October 29, 1999, and we are hereby filing this revised Form 8-K/A.


ITEM 7. FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL STATEMENTS

(a) Financial Statements of Cleaning Ideas for the fiscal year ended September 30, 1997, September 30, 1998 and for the period ended July 31, 1999; and

     Financial Statements of Superior for the fiscal year ended December 31, 1997, December 31, 1998 and for the period ended July 31, 1999.

(b) Pro Forma Consolidated Financial Statements for the year ended December 31, 1998 and for the period ended June 30, 1999.

                      CLEANING IDEAS, INC. AND SUBSIDIARY

                             FINANCIAL STATEMENTS

                              SEPTEMBER 30, 1997

                      CLEANING IDEAS, INC. AND SUBSIDIARY
                               TABLE OF CONTENTS
                              SEPTEMBER 30, 1997

                                                         Page
                                                         ----
Independent Auditors' Report                              1

FINANCIAL STATEMENTS

  Balance Sheet                                           2

  Income Statement                                        3

  Statement of Changes in Retained Earnings               4

  Cash Flow Statement                                     5

  Notes to Financial Statements                          6-9

                          Kirschner & Pasternack LLP
                         Certified Public Accountants
                                 8 Bond Street
                             Great Neck, NY 11021
                             --------------------

                      (516) 829-6767 - FAX (516) 829-2828


                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders
Cleaning Ideas, Inc. and Subsidiary

We have audited the accompanying consolidated balance sheet of Cleaning Ideas, Inc. and Subsidiary (a Texas Corporation) as of September 30, 1997 and the related consolidated statements of income, retained earnings, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Cleaning Ideas, Inc. and Subsidiary as of September 30, 1997 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                         Certified Public Accountants


_______________________________
Kirschner & Pasternack LLP
Great Neck, NY
October 8, 1999

                      CLEANING IDEAS, INC. AND SUBSIDIARY
                          CONSOLIDATED BALANCE SHEET
                              SEPTEMBER 30, 1997

               ASSETS
Current assets
   Cash                                                 $258,787
   Accounts receivable                                   399,117
   Inventory                                             409,862
   Other current assets                                   26,931
                                                        --------
      Total current assets                                           $1,094,697
 Property and Equipment                                                 130,096
 Other Assets
   Cash surrender value-life insurance-net               173,067
   Deposits                                                8,088
                                                        --------
      Total other assets                                                181,155
                                                                     ----------
      TOTAL ASSETS                                                   $1,405,948
                                                                     ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities
   Accounts payable                                     $520,211
   Current portion-long term debt                        301,713
   Accrued expenses and taxes                             39,987
                                                        --------
     Total current liabilities                                       $  861,911
 Long Term Liabilities
   Long term debt                                         92,492
   Loan payable - officers                               165,000
                                                        --------
      Total Long-Term Liabilities                                       257,492
 Stockholders' equity
   Preferred stock, $.01 par value -
    1,000,000 shares authorized -
        270,859 shares issued & outstanding                2,709
   Common stock, $.01 par value -
    1,000,000 shares authorized -
        102,000 shares issued & outstanding                1,020
   Paid-in-capital                                        31,285
   Retained earnings                                     351,531
                                                        --------
                                                                        386,545
      Less: Treasury stock                                             (100,000)
                                                                     ----------
      Total Stockholders' Equity                                        286,545
                                                                     ----------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                       $1,405,948
                                                                     ==========

                See accountants' report and accompanying notes.

                      CLEANING IDEAS, INC. AND SUBSIDIARY
                         CONSOLIDATED INCOME STATEMENT
                     FOR THE YEAR ENDED SEPTEMBER 30, 1997

Revenue                                         $4,980,676

 Cost of sales & services                        2,713,017
                                                ----------

 Gross profit                                                   $2,267,659

 Operating expenses
       Salaries                                    949,658
       Professional fees                             5,478
       Rent                                        389,409
       Marketing                                    32,431
       Depreciation                                 46,926
       Other                                       760,830       2,184,732
                                                ----------      ----------

 Income from operations                                             82,927

 Other income (expense)
       Interest expense                            (47,236)
       Other income                                  6,447         (40,789)
                                                ----------

  Net income before tax                                             42,138

  Federal income tax                                                (6,125)
                                                                ----------

  Net income                                                    $   36,013
                                                                ==========

                See accountants' report and accompanying notes.

                      CLEANING IDEAS, INC. AND SUBSIDIARY
            CONSOLIDATED STATEMENT OF CHANGES IN RETAINED EARNINGS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1997

Retained Earnings - October 1, 1996                         $315,518

Net income for year                                           36,013
                                                            --------

Retained Earnings - September 30, 1997                      $351,531
                                                            ========

                See accountants' report and accompanying notes.

                      CLEANING IDEAS, INC. AND SUBSIDIARY
                       CONSOLIDATED CASH FLOW STATEMENT
                     FOR THE YEAR ENDED SEPTEMBER 30, 1997


Cash Flows From Operating Activities:
  Net Income                                                                                     $ 36,013
   Adjustments to reconcile net income to
    net cash provided by operating activities:
    Depreciation                                                                46,926
    Loss on sale of vehicle                                                      1,218
    (Increase) in accounts receivable                                         (100,098)
    (Increase) in inventory                                                    (29,531)
    (Increase) in current  assets and deposits                                 (14,115)
    (Increase) in cash surrender value of life insurance                       (31,198)
    Increase in accounts payable                                                96,144
    Increase in accrued expenses and taxes                                      14,960
                                                                            ----------
      Total Adjustments                                                                           (15,694)
                                                                                                 --------

Net Cash Provided by Operating Activities                                                          20,319

Cash Flows from Investing Activities:
    Proceeds from sale of vehicle                                               32,000
    Purchase of equipment                                                      (97,878)
                                                                            ----------

Net Cash Used by Investing Activities                                                             (65,878)

Cash Flows From Financing Activities:
    Proceeds from short term debt                                              224,957
    Principal payments on long-term debt                                        (7,277)
                                                                            ----------
Net Cash Provided by Financing Activities                                                         217,680
                                                                                                 --------
Net Increase in Cash                                                                              172,121
Beginning Cash                                                                                     86,666
                                                                                                 --------
Ending Cash                                                                                      $258,787
                                                                                                 ========
Supplemental Information:
    Cash paid for income taxes                                                                   $  6,125
                                                                                                 ========
    Cash paid for interest                                                                       $ 46,926
                                                                                                 ========

                See accountants' report and accompanying notes.

                      Cleaning Ideas, Inc, and Subsidiary
                  Consolidated Notes to Financial Statements
                              September 30, 1997


NOTE A - NATURE OF BUSINESS AND SIGNIFICANT OF ACCOUNTING POLICIES

1.   Nature of Business

     Cleaning Ideas, Inc. and Subsidiary ("Cleaning Ideas") is primarily engaged in manufacturing and sales of sanitary maintenance supplies and related products. Cleaning Ideas' products are sold to its own subsidiary for retail sale in the San Antonio Texas area and to other customers in that general geographical area.

2.   Principles of consolidation

     The consolidated financial statements include the accounts of Cleaning Ideas and its wholly-owned subsidiaries. All material inter-company accounts and transactions have been eliminated in consolidation.

3.   Basis of Accounting

     Cleaning Ideas prepares its financial statements using the accrual method of accounting.

4.   Inventories

     Inventories are valued at the lower of cost or market. Cost is determined using the first-in, first-out method. Inventories are comprised of finished goods of $372,000 and raw materials of $38,000. Work in progress is immaterial.

5.   Property, Plant and Equipment

     Depreciation of property, plant and equipment is provided by the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the shorter of the economic life of the improvement or the lease term. Deferred taxes, if any, are not material.

     Property, Plant & Equipment is comprised of the following at cost:

          Furniture and equipment                    $ 482,316
          Improvements                                 125,622
          Transportation and delivery equipment        145,256
                                                     ---------
                                                       753,194
          Less: Accumulated depreciation              (623,098)
                                                     ---------
                                                     $ 130,096
                                                     =========

          Expense charged to earnings was            $  46,926
                                                     =========

                      Cleaning Ideas, Inc, and Subsidiary
                  Consolidated Notes to Financial Statements
                              September 30, 1997


NOTE A - CONTINUED

6. Accounts receivable are reported net of an allowance for doubtful accounts of $9,856

7.   Income Taxes

     Income taxes are provided for the tax effects of transactions reported in the financial statements. The estimated realizable value of loss carryovers are reported as deferred assets. Differences between financial and income tax earnings do not give rise to material deferrals.

8.   Use of Estimates

     In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B - LOANS PAYABLE

     Note & loan obligations consist of the following:

                                                TOTAL      CURRENT        LONG
                                              --------     -------        ----
                                                                          TERM
                                                                          ----
  A    INTERNATIONAL BANK OF COMMERCE         $229,000     $229,000     $      -
  B    INTERNATIONAL BANK OF COMMERCE           66,662       25,002       41,660
  C    SHAREHOLDERS                            165,000            -      165,000
  D    VARIOUS EQUIPMENT                        65,543       14,711       50,832
  E    OTHERS                                   33,000       33,000            -
                                              ----------------------------------
                      Totals                  $559,205     $301,713     $257,492
                                              ==================================

    A    Line of credit at prime plus 1 per cent per annum.

    B Installment loan at $2,083 per month plus interest at 9 per cent per annum.

    C    Repayment deferred for one year without interest.

    D Equipment financing and capitalized leases payable at approximately $1,300 per month, including interest at 7 to 10 per cent per annum.

    E    Due August 1998. Interest payable at 9 percent per annum.

                      Cleaning Ideas, Inc, and Subsidiary
                  Consolidated Notes to Financial Statements
                              September 30, 1997


NOTE B - LOANS PAYABLE (Continued)

     The equipment obligations are secured by the applicable equipment. The bank loans are secured by inventory, accounts receivable, cash value of life insurance and the remaining fixed assets.

NOTE C - COMMITMENTS & CONTINGENCIES

     Cleaning Ideas leases certain various retail stores, and office and warehouse facilities.

          Minimum lease obligations, principally for real property, are as follows:

               9/30/98     $358,000
               9/30/99      324,000
               9/30/00      142,000
               9/30/01       80,000
               9/30/02       75,000
               9/30/03       48,000

          Rent expense charged to earnings was $389,409.

NOTE D - BENEFIT PLANS

     Cleaning Ideas provides all eligible employees with various health, life, and medical benefits.

NOTE E - RELATED PARTY TRANSACTIONS

     1. Cleaning Ideas leases certain real property from principal shareholders. Included in rents for the year were $227,744 to those shareholders.

     2. Additionally, the Company pays royalty agreements to shareholders. That amount was $77,030. The royalties are based upon an agreement for the use of the name "Cleaning Ideas", and are calculated at three percent of the retail sales. The agreement terminates upon the sale of the Company.

                      Cleaning Ideas, Inc, and Subsidiary
                  Consolidated Notes to Financial Statements
                              September 30, 1997



NOTE F - SUBSEQUENT EVENTS

     On August 19, 1999, the Company was acquired by Enviro-Clean of America, Inc, ("Enviro-Clean"). The acquisition was accomplished by a merge into a subsidiary of Enviro-Clean established for the acquisition. Terms of the acquisition to Company shareholders were:

     1.   $500,000 in cash


     2.   320,000 shares of Enviro-Clean Series D preferred stock

     3. Secured promissory note of $900,000 payable in quarterly installments of $112,500 plus interest at 8 3/4% per annum.

                      CLEANING IDEAS, INC. AND SUBSIDIARY

                              FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1998

                      CLEANING IDEAS, INC. AND SUBSIDIARY
                               TABLE OF CONTENTS
                              SEPTEMBER 30, 1998



                                                         Page
                                                         ----

Independent Auditors' Report                               1


FINANCIAL STATEMENTS

  Balance Sheet                                            2



  Income Statement                                         3



  Statement of Changes in Retained Earnings                4



  Cash Flow Statement                                      5



  Notes to Financial Statements                          6-9

                           Kirschner & Pasternack LLP
                          Certified Public Accountants
                                 8 Bond Street
                              Great Neck, NY 11021
                              --------------------

                      (516) 829-6767 - FAX (516) 829-2828



                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders
Cleaning Ideas, Inc. and Subsidiary


We have audited the accompanying consolidated balance sheet of Cleaning Ideas, Inc. and Subsidiary (a Texas Corporation) as of September 30, 1998 and the related consolidated statements of income, retained earnings, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Cleaning Ideas, Inc. and Subsidiary as of September 30, 1998 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



                          Certified Public Accountants


_______________________________
Kirschner & Pasternack LLP
Great Neck, NY
September 2, 1999

                      CLEANING IDEAS, INC. AND SUBSIDIARY
                          CONSOLIDATED BALANCE SHEET
                              SEPTEMBER 30, 1998

                 ASSETS
Current Assets
   Cash                                                                                         $    158,667
   Accounts receivable                                                                               289,728
   Inventory                                                                                         429,759
   Other current assets                                                                               17,677
                                                                                                    --------
      Total current assets                                                                                          $  895,831
 Property and Equipment                                                                                                 77,144
 Other Assets
   Cash surrender value-life insurance-net                                                           203,506
    Deferred income tax                                                                                9,000
      Deposits                                                                                         7,684
                                                                                                    --------
      Total other assets                                                                                               220,190
                                                                                                                    ----------
      Total Assets                                                                                                  $1,193,165
                                                                                                                    ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
 Current Liabilities
   Accounts payable                                                                             $    480,643
   Current portion-long term debt                                                                    277,438
   Accrued expenses and taxes                                                                         19,795
                                                                                                    --------
     Total current liabilities                                                                                      $  777,876
 Long Term Liabilities
   Long term debt                                                                                     15,772
   Loan payable - officers                                                                           165,000
                                                                                                    --------
      Total Long-Term Liabilities                                                                                      180,772
 Stockholders' Equity
   Preferred stock, $.01 par value -
    1,000,000 shares authorized -
        270,859 shares issued & outstanding                                                            2,709
   Common stock, $.01 par value -
    1,000,000 shares authorized -
        102,000 shares issued & outstanding                                                            1,020
   Paid-in-capital                                                                                    31,285
   Retained earnings                                                                                 299,503
                                                                                                    --------
                                                                                                                       334,517
      Less: Treasury stock                                                                                            (100,000)
      Total Stockholders' Equity                                                                                       234,517
                                                                                                                    ----------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                                      $1,193,165
                                                                                                                    ==========

                See accountants' report and accompanying notes.

                      CLEANING IDEAS, INC. AND SUBSIDIARY
                         CONSOLIDATED INCOME STATEMENT
                              SEPTEMBER 30, 1998

Revenue                                       $4,853,070

 Cost of sales & services                      2,625,691
                                              ----------

 Gross profit                                                     $2,227,379

 Operating expenses
       Salaries                                  927,862
       Professional fees                           6,320
       Rent                                      399,514
       Marketing                                 110,746
       Depreciation                               25,803
       Other                                     801,530           2,271,775
                                              ----------          ----------

 Loss from operations                                                (44,396)

 Other income (expense)
       Interest expense                          (50,089)
       Other income                               33,457             (16,632)
                                              ----------          ----------

 Net Loss before tax                                                 (61,028)

 Deferred tax recovery                                                 9,000
                                                                  ----------

 Net loss                                                         $  (52,028)
                                                                  ==========

                See accountants' report and accompanying notes.

                      CLEANING IDEAS, INC. AND SUBSIDIARY
            CONSOLIDATED STATEMENT OF CHANGES IN RETAINED EARNINGS
                    FOR THE YEAR ENDED SEPTEMBER 30, 1998

     Retained Earnings - October 1, 1997               $351,531

     Net loss for year                                  (52,028)
                                                       --------

     Retained Earnings - September 30, 1998            $299,503
                                                       ========

                See accountants' report and accompanying notes.

                                 CLEANING IDEAS, INC. AND SUBSIDIARY
                                 CONSOLIDATED CASH FLOW STATEMENT
                               FOR THE YEAR ENDED SEPTEMBER 30, 1998

Cash Flows From Operating Activities:
  Net Loss                                                                            $ (52,028)
   Adjustments to reconcile net loss to
    Net cash used by operating activities:
    Depreciation                                                         25,803
    Gain on sale of vehicle                                              (3,508)
    Decrease in accounts receivable                                     109,389
    (Increase) in inventory                                             (19,897)
    Decrease in current assets and deposits                               9,658
    (Increase) in deferred income taxes                                  (9,000)
    (Increase) in cash surrender value of life insurance                (30,439)
    (Decrease) in accounts payable                                      (39,568)
    (Decrease) in accrued expenses and taxes                            (20,192)
                                                                      ---------
      Total Adjustments                                                                  22,246
                                                                                      ---------

Net Cash Used by Operating Activities                                                   (29,782)

Cash Flows from Investing Activities:
    Proceeds from sale of vehicle                                        35,976
    Purchase of equipment                                                (5,319)
                                                                      ---------

Net Cash Provided by Investing Activities                                                30,657

Cash Flows From Financing Activities:
    Principal payments on short-term debt                               (24,275)
    Principal payments on long-term debt                                (76,720)
                                                                      ---------

Net Cash Used by Financing Activities                                                  (100,995)
                                                                                      ---------
Net Decrease in Cash                                                                   (100,120)
Beginning Cash                                                                          258,787
                                                                                      ---------
Ending Cash                                                                           $ 158,667
                                                                                      =========
Supplemental Information:
    Cash paid for income taxes                                                        $   6,046
                                                                                      =========
    Cash paid for interest                                                            $  49,755
                                                                                      =========

                See accountants' report and accompanying notes.

                      Cleaning Ideas, Inc. and Subsidiary
                  Consolidated Notes to Financial Statements
                              September 30, 1998



NOTE A - NATURE OF BUSINESS AND SIGNIFICANT OF ACCOUNTING POLICIES

1.   Nature of Business

     Cleaning Ideas, Inc. and Subsidiary ("Cleaning Ideas") is primarily engaged in manufacturing and sales of sanitary maintenance supplies and related products. Cleaning Ideas' products are sold to its own subsidiary for retail sale in the San Antonio Texas area and to other customers in that general geographical area..

2.   Principles of consolidation

     The consolidated financial statements include the accounts of Cleaning Ideas and its wholly-owned subsidiaries. All material inter-company accounts and transactions have been eliminated in consolidation.

3.   Basis of Accounting

     Cleaning Ideas prepares its financial statements using the accrual method of accounting.

4.   Inventories

     Inventories are valued at the lower of cost or market. Cost is determined using the first-in, first-out method. Inventories are comprised of finished goods of $395,000 and raw materials of $ 35,000. Work in progress is immaterial.

5.   Property, Plant and Equipment

     Depreciation of property, plant and equipment is provided by the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the shorter of the economic life of the improvement or the lease term. Deferred taxes, if any, are not material.

        Property, Plant & Equipment is comprised of the following at cost:

      Furniture and equipment                  $ 487,634
      Improvements                               125,622
      Transportation and delivery equipment      109,281
                                               ---------
                                                 722,537
      Less: Accumulated depreciation            (645,393)
                                               ---------
                                               $  77,144
                                               =========

      Expense charged to earnings was          $  25,803
                                               =========

                      Cleaning Ideas, Inc. and Subsidiary
                  Consolidated Notes to Financial Statements
                              September 30, 1998


NOTE A - CONTINUED

6. Accounts receivable are reported net of an allowance for doubtful accounts of $11,432.

7.   Income Taxes

     Income taxes are provided for the tax effects of transactions reported in the financial statements. The estimated realizable value of loss carryovers are reported as deferred assets. Differences between financial and income tax earnings do not give rise to material deferrals.

8.   Use of Estimates

     In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE B - LOANS PAYABLE

     Note & loan obligations consist of the following:

                                                                               TOTAL          CURRENT           LONG
                                                                           --------------  --------------  --------------
                                                                                                                TERM
                                                                                                           --------------
     A         INTERNATIONAL BANK OF COMMERCE                                 $242,500        $242,500        $      -
     B         SHAREHOLDERS                                                    165,000               -         165,000
     C         VARIOUS EQUIPMENT                                                22,710           6,938          15,772
     D         OTHERS                                                           28,000          28,000               -
                                                                         ------------------------------------------------
                                     Totals                                   $458,210        $277,438        $180,772
                                                                         ================================================

                      Cleaning Ideas, Inc. and Subsidiary
                  Consolidated Notes to Financial Statements
                              September 30, 1998


NOTE B - LOANS PAYABLE (Continued)

     A    Line of credit at prime plus 1 per cent per annum.

     B Repayment deferred for one year without interest. Paid July 1999. See Note F.

     C Equipment financing and capitalized leases payable at approximately $1,300 per month, including interest at 7 to 10 per cent per annum.

     D    Due on demand.  Interest payable at 9 percent per annum.

          The equipment obligations are secured by the applicable equipment. The bank loans are secured by inventory, accounts receivable, cash value of life insurance and the remaining fixed assets.

NOTE C - COMMITMENTS & CONTINGENCIES

     Cleaning Ideas leases certain various retail stores, and office and warehouse facilities.

     Minimum lease obligations, principally for real property, are as follows:

               9/30/99     $334,000
               9/30/00      153,000
               9/30/01       91,000
               9/30/02       78,000
               9/30/03       48,000

     Rent expense charged to earnings was $399,514

NOTE D - BENEFIT PLANS

     Cleaning Ideas provides all eligible employees with various health, life, and medical benefits.

NOTE E - RELATED PARTY TRANSACTIONS

     1. Cleaning Ideas leases certain real property from principal shareholders. Included in rents for the year were $231,544 to those shareholders.

                      Cleaning Ideas, Inc. and Subsidiary
                  Consolidated Notes to Financial Statements
                              September 30, 1998


NOTE E - RELATED PARTY TRANSACTIONS (Continued)

     2. Additionally, the Company pays royalty agreements to shareholders. That amount was $63,409. The royalties are based upon an agreement for the use of the name "Cleaning Ideas", and are calculated at three percent of the retail sales. The agreement terminates upon the sale of the Company.


NOTE F - SUBSEQUENT EVENTS

Effective on August 19, 1999, Cleaning Ideas was acquired by Enviro-Clean of America, Inc, ("Enviro-Clean"). The acquisition was accomplished by a merger into a subsidiary of Enviro-Clean established for the acquisition. Terms of the acquisition to the Cleaning Ideas shareholders were:

     1.   $500,000 in cash

     2.   320,000 shares of Enviro-Clean Series D preferred stock

     3. Secured promissory note of $900,000 payable in quarterly installments of $112,500 plus interest at 8 3/4% per annum.

                      CLEANING IDEAS, INC. AND SUBSIDIARY

                             FINANCIAL STATEMENTS

                                 JULY 31, 1999

                      CLEANING IDEAS, INC. AND SUBSIDIARY
                               TABLE OF CONTENTS
                                 JULY 31, 1999


                                                                      Page
                                                                      ----
Independent Auditors' Report                                            1


FINANCIAL STATEMENTS

  Balance Sheet                                                         2


  Income Statement                                                      3


  Statement of Changes in Retained Earnings                             4


  Cash Flow Statement                                                   5


  Notes to Financial Statements                                        6-9

                          Kirschner & Pasternack LLP
                         Certified Public Accountants
                                 8 Bond Street
                             Great Neck, NY 11021
                             --------------------

                   (516) 829-6767    -    FAX (516) 829-2828



                         INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders
Cleaning Ideas, Inc. and Subsidiary


We have audited the accompanying consolidated balance sheet of Cleaning Ideas, Inc. and Subsidiary (a Texas Corporation) as of July 31, 1999, and the related consolidated statements of income, retained earnings, and cash flows for the ten months then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Cleaning Ideas, Inc. and Subsidiary as of July 31, 1999 and the results of its operations and its cash flows for the ten months then ended in conformity with generally accepted accounting principles.



                          Certified Public Accountants


_______________________________
Kirschner & Pasternack LLP
Great Neck, NY
September 2, 1999

                      CLEANING IDEAS, INC. AND SUBSIDIARY
                          CONSOLIDATED BALANCE SHEET
                                 JULY 31, 1999

                                    ASSETS
Current assets
   Cash                                                          $ 238,190
   Accounts receivable                                             248,544
   Inventory                                                       395,482
   Other current assets                                              4,727
                                                                 ---------
      Total current assets                                                      $ 886,943
Property and Equipment                                                             72,853
Other assets
    Deferred income tax                                             15,000
    Deposits                                                         7,834
      Total current assets                                                         22,834
                                                                                ---------
      TOTAL ASSETS                                                              $ 982,630
                                                                                =========
LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities
   Accounts payable                                              $ 337,793
   Notes and loans payable                                         400,000
   Accrued expenses and  taxes                                      15,827
                                                                 ---------
     Total current liabilities                                                  $ 753,620
  Stockholders' equity
   Preferred stock, $.01 par value -
   1,000,000 shares authorized -
        270,859 shares issued & outstanding                          2,709
   Common stock, $.01 par value -
   1,000,000 shares authorized -
        102,000 shares issued & outstanding                          1,020
   Paid-in-capital                                                  31,285
   Retained earnings                                               293,996
                                                                 ---------
                                                                                  329,010
      Less: Treasury stock                                                       (100,000)
                                                                                ---------
       Total Stockholders' Equity                                                 229,010
                                                                                ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                  $ 982,630
                                                                                =========

                See accountants' report and accompanying notes.

                      CLEANING IDEAS, INC. AND SUBSIDIARY
                         CONSOLIDATED INCOME STATEMENT
                           FOR THE TEN MONTHS ENDED
                                 JULY 31, 1999

Revenue                                                      $     3,623,937

 Cost of sales & services                                          1,967,062
                                                             ---------------

 Gross profit                                                                     $    1,656,875

 Operating expenses
       Salaries                                                      749,570
       Professional fees                                               9,174
       Rent                                                          311,172
       Marketing                                                      35,926
       Depreciation                                                   13,992
       Other                                                         635,670           1,755,504
                                                             ---------------      ---------------

 Loss from operations                                                                    (98,629)

 Other Income (Expense)
       Interest expense                                              (26,883)
       Other income                                                  114,005              87,122
                                                             ---------------      ---------------

 Net loss before tax                                                                     (11,507)

 Deferred tax recovery                                                                     6,000
                                                                                  ---------------

 Net loss                                                                         $       (5,507)
                                                                                  ===============

                See accountant's report and accompanying notes

                            CLEANING IDEAS, INC. AND SUBSIDIARY
                   CONSOLIDATED STATEMENT OF CHANGES IN RETAINED EARNINGS
                                  FOR THE TEN MONTHS ENDED
                                       JULY 31, 1999

Retained Earnings - October 1, 1998                                           $     299,503

Net loss for year                                                                    (5,507)
                                                                              -------------

Retained Earnings - July 31, 1999                                             $     293,996
                                                                              =============

                See accountant's report and accompanying notes

                      CLEANING IDEAS, INC. AND SUBSIDIARY
                       CONSOLIDATED CASH FLOW STATEMENT
                           FOR THE TEN MONTHS ENDED
                                 JULY 31, 1999

Cash Flows From Operating Activities:
  Net Loss                                                                             $   (5,507)
   Adjustments to reconcile net loss to
     net cash used by operating activities:
     Depreciation                                                        13,992
    Loss on sale of vehicle                                               9,282
    Decrease in accounts receivable                                      41,184
    Decrease in inventory                                                34,277
    Decrease in current assets and deposits                              12,800
    (Increase) in deferred income tax                                    (6,000)
     Decrease in cash surrender value of life                           203,506
      insurance
    (Decrease) in accounts payable                                     (142,850)
    (Decrease) in accrued expense and taxes                              (3,968)
                                                                       --------
      Total Adjustments                                                                   162,223
                                                                                       ----------
Net Cash Provided by Operating Activities                                                 156,716

Cash Flows from Investing Activities:
    Proceeds from sale of vehicle                                        17,578
    Purchase of equipment                                               (36,561)
                                                                       --------
Net Cash Used by Investing Activities                                                     (18,983)

Cash Flows From Financing Activities:
    Principal payments on short-term debt                              (277,438)
    Principal payments on long-term debt                                (15,772)
    Repayment of officers' loan                                        (165,000)
    Proceeds from loans and notes                                       400,000
                                                                       --------
Net Cash Used by Financing Activities                                                     (58,210)
                                                                                       ----------

Net Increase in Cash                                                                       79,523
Beginning Cash                                                                            158,667
                                                                                       ----------
Ending Cash                                                                            $  238,190
                                                                                       ==========

Supplemental Information:
    Cash paid for interest                                                             $   32,398
                                                                                       ==========

                See accountants' reports and accompanying notes

                      Cleaning Ideas, Inc. And Subsidiary
                  Consolidated Notes To Financial Statements
                                 July 31, 1999


NOTE A - NATURE OF BUSINESS AND SIGNIFICANT OF ACCOUNTING POLICIES

1.   Nature of Business

     Cleaning Ideas, Inc. and Subsidiary ("Cleaning Ideas") is primarily engaged in manufacturing and sales of sanitary maintenance supplies and related products. Cleaning Ideas' products are sold to its own subsidiary for retail sale in the San Antonio Texas area and to other customers in that general geographical area..

2.   Principles of consolidation

     The consolidated financial statements include the accounts of Cleaning Ideas and its wholly-owned subsidiaries. All material inter - company accounts and transactions have been eliminated in consolidation.

3.   Basis of Accounting

     Cleaning Ideas prepares its financial statements using the accrual method of accounting.

4.   Inventories

     Inventories are valued at the lower of cost or market. Cost is determined using the first-in, first-out method. Inventories are comprised of finished goods of $359,000 and raw materials of $ 36,000. Work in progress is immaterial.

5.   Property, Plant and Equipment

     Depreciation of property, plant and equipment is provided by the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the shorter of the economic life of the improvement or the lease term. Deferred taxes, if any, are not material.

     Property, Plant & Equipment is comprised of the following at cost:

          Furniture and equipment                     $512,423
          Improvements                                 125,621
          Transportation and delivery equipment         87,517
                                                      --------
                                                       725,561
          Less: Accumulated depreciation              (652,708)
                                                      --------
                                                      $ 72,853
                                                      ========

          Expense charged to earnings was             $ 13,992
                                                      ========

                      Cleaning Ideas, Inc. And Subsidiary
                  Consolidated Notes To Financial Statements
                                 July 31, 1999




NOTE A - NATURE OF BUSINESS AND SIGNIFICANT OF ACCOUNTING POLICIES (Continued)


6. Accounts receivable are reported net of an allowance for doubtful accounts of $7,360.

7.   Income Taxes

     Income taxes are provided for the tax effects of transactions reported in the financial statements. The estimated realizable value of loss carryovers are reported as deferred assets. Differences between financial and income tax earnings do not give rise to material deferrals.

8.   Use of Estimates

     In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Cleaning Ideas estimates an allowance for doubtful accounts based on the creditworthiness of their customers, as well as general economic conditions. Consequently, an adverse change in those factors could affect Cleaning Ideas? estimate.

NOTE B - LOANS PAYABLE

     Cleaning Ideas has a $325,000 line of credit facility with International Bank of Commerce and a $75,000 line of credit facility with Bank of America. Interest is at prime, plus 1 per cent per annum.

     Stockholder loans were paid prior to July 31, 1999

     All other loan debt was paid in August 1999.

     Total interest charged to earnings was $ 26,883
                                            ========

     The obligations are secured by inventory receivables, fixed assets, and cash value of life insurance policies.

                      Cleaning Ideas, Inc. And Subsidiary
                  Consolidated Notes To Financial Statements
                                 July 31, 1999



NOTE C - COMMITMENTS & CONTINGENCIES

     Cleaning Ideas leases various retail stores, and office and warehouse facilities.

     Minimum lease obligations, principally for real property, are as follows:

               7/31/00     $340,000
               7/31/01      281,000
               7/31/02      258,000
               7/31/03      242,000
               7/31/04      220,000

     Rent expense charged to earnings was $311,172.



NOTE D - BENEFIT PLANS

     1. Effective December 1, 1998, Cleaning Ideas established a deferred compensation retirement plan covering all eligible employees meeting age and service requirements. The eligible employees may defer from 2 to 20% of compensation. Cleaning Ideas annually determines a discretionary matching contribution up to a maximum deferral of 6%. Employees vest in matching contributions ratably over 5 years. No company contribution will be incurred for the current period.

     2. Additionally, Cleaning Ideas provides all eligible employees with various health, life, and medical benefits.

NOTE E - RELATED PARTY TRANSACTIONS

     1. Cleaning Ideas leases certain real property from principal shareholders. Included in rents for the year were $169,317 to those shareholders.

     2. Additionally, the Company paid royalty agreements to shareholders of $67,392. The royalties are based upon an agreement for the use of the name "Cleaning Ideas", and are calculated at three percent of the retail sales. The agreement terminates upon the sale of the Company.

NOTE F - SUBSEQUENT EVENTS

On August 19, 1999, the Company was acquired by Enviro-Clean of America, Inc., ("Enviro-Clean"). The acquisition was accomplished by a merge into a subsidiary of

                      Cleaning Ideas, Inc. And Subsidiary
                  Consolidated Notes To Financial Statements
                                 July 31, 1999



NOTE F - SUBSEQUENT EVENTS (Continued)

Enviro-Clean established for the acquisition. Terms of the acquisition to the Company shareholders were:

     1.   $500,000 in cash



     2.   320,000 shares of Enviro-Clean Series D preferred stock

     3. Secured promissory note of $900,000 payable in quarterly installments of $112,500 plus interest at 8.75% per annum.

                           SUPERIOR CHEMICAL & SUPPLY
                               (A Proprietorship)

                              FINANCIAL STATEMENTS

                     Years Ended December 31, 1998 and 1997

                                C O N T E N T S

                                                   Page

INDEPENDENT AUDITORS' REPORT                           1

FINANCIAL STATEMENTS

  Balance sheets                                       2
  Statements of income and proprietor's capital        3
  Statements of cash flows                             4
  Notes to financial statements                    5 - 7

                                 Kirby & Kirby
                          Certified Public Accountants
                      1027 College Street - P.O. Box 2160
                      Bowling Green, Kentucky 42102-2160
                     -------------------------------------

                   (502) 843-0244    -    FAX (502) 843-0245



                          INDEPENDENT AUDITORS' REPORT



To the Proprietor
Superior Chemical & Supply


We have audited the accompanying balance sheets of Superior Chemical & Supply (a proprietorship) as of December 31, 1998 and 1997, and the related statements of income and proprietor's capital and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Superior Chemical & Supply (a proprietorship) as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



KIRBY & KIRBY
BOWLING GREEN, KY
October 22, 1999

                           SUPERIOR CHEMICAL & SUPPLY
                                 BALANCE SHEETS

                           December 31, 1998 and 1997

                                                     1998       1997
       ASSETS
CURRENT ASSETS
  Cash and cash equivalents                        $    -0-   $ 23,470
  Trade receivables                                 175,132    119,376
  Inventories                                       168,318    134,246
                                                   --------   --------
          Total current assets                      343,450    277,092
                                                   --------   --------

PROPERTY AND EQUIPMENT, at cost
  Land                                                5,000      5,000
  Building and improvements                          93,069     93,069
  Equipment                                          24,854     21,277
  Vehicles                                           90,802     22,088
                                                   --------   --------
                                                    213,725    141,434
  Accumulated depreciation                          (47,515)   (34,214)
                                                   --------   --------
                                                    166,210    107,220
                                                   --------   --------
                                                   $509,660   $384,312
                                                   ========   ========

  LIABILITIES AND PROPRIETOR'S CAPITAL
CURRENT LIABILITIES
  Bank overdraft                                   $ 20,918   $    -0-
  Current maturities of long-term debt                8,208      7,711
  Accounts payable                                   39,879     25,448
  Accrued expenses                                   13,248      9,276
                                                   --------   --------
          Total current liabilities                  82,253     42,435
                                                   --------   --------

LONG-TERM DEBT                                       14,007     31,485
                                                   --------   --------
PROPRIETOR'S CAPITAL                                413,400    310,392
                                                   --------   --------
                                                   $509,660   $384,312
                                                   ========   ========

  The Notes to Financial Statements are an integral part of these statements.

                          SUPERIOR CHEMICAL & SUPPLY
                 STATEMENTS OF INCOME AND PROPRIETOR'S CAPITAL

                    Years Ended December 31, 1998 and 1997

                                                  1998         1997
Net sales                                     $1,497,670   $1,310,192
Cost of goods sold                               929,260      796,061
                                              ----------   ----------
     Gross profit                                568,410      514,131
                                              ----------   ----------

Operating expenses
  Salaries                                       221,273      152,638
  Rent                                             4,200        2,700
  Depreciation and amortization                   13,301        5,899
  Professional fees                                1,752        1,103
  Marketing                                          175        3,569
  Other                                          166,311      129,933
                                              ----------   ----------
                                                 407,012      295,842
                                              ----------   ----------

     Income from operations                      161,398      218,289

Interest expense                                   3,453        5,156
                                              ----------   ----------

     Net income                                  157,945      213,133

Proprietor's capital at beginning of year        310,392      208,064

Withdrawals and other distributions              (66,937)    (110,805)

Capital contributed                               12,000          -0-
                                              ----------   ----------

Proprietor's capital at end of year           $  413,400   $  310,392
                                              ==========   ==========

  The Notes to Financial Statements are an integral part of these statements.

                           SUPERIOR CHEMICAL & SUPPLY
                            STATEMENTS OF CASH FLOWS

                     Years Ended December 31, 1998 and 1997

                                                                     1998        1997
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income                                                        $157,945   $ 213,133
 Adjustments to reconcile net income to net cash provided by operating activities:
     Depreciation                                                    13,301       5,899
     Increase (decrease) in cash resulting from changes in:
       Trade receivables                                            (55,756)      3,766
       Inventories                                                  (34,072)    (33,054)
       Bank overdraft                                                20,918         (55)
       Accounts payable                                              14,431     (33,292)
       Accrued expenses                                               3,972         806
                                                                   --------   ---------

              Net cash provided by operating activities             120,739     157,203
                                                                   --------   ---------

CASH FLOWS FROM INVESTING ACTIVITIES
 Purchase of property and equipment                                 (47,372)    (16,084)
                                                                   --------

CASH FLOWS FROM FINANCING ACTIVITIES
 Principal payments on long-term debt                               (41,900)     (6,844)
 Cash withdrawals                                                   (66,937)   (110,805)
 Capital contributed                                                 12,000          -0-
                                                                   --------   ---------

              Net cash used in financing activities                 (96,837)   (117,649)
                                                                   --------

Net increase (decrease) in cash and cash equivalents                (23,470)     23,470

Cash and cash equivalents at beginning of year                       23,470          -0-
                                                                   --------   ---------

Cash and cash equivalents at end of year                           $     -0-  $  23,470
                                                                   ========   =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
 INFORMATION:
   Cash paid during the year for interest                          $  3,453   $   5,156
                                                                   ========   =========

SCHEDULE OF NONCASH INVESTING ACTIVITIES:
 Installment purchase obligations related to fixed asset
   acquisitions                                                    $ 24,919   $     -0-
                                                                   ========   =========

    The Notes to Financial Statements are an integral of these statements.

                           SUPERIOR CHEMICAL & SUPPLY
                         NOTES TO FINANCIAL STATEMENTS

                     Years Ended December 31, 1998 and 1997

NOTE 1.   SIGNIFICANT ACCOUNTING POLICIES

     Nature of Business and Basis of Accounting

     The Company (a proprietorship) is engaged in the sale of chemicals and related supplies primarily to commercial and industrial customers. The Company's financial statements are presented in accordance with generally accepted accounting principles. The accompanying financial statements have been prepared solely from the accounts of the Company, and the owner represents that they do not include his personal accounts or those of any other operation in which he is engaged.

     Cash and Cash Equivalents

     The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

     Allowance for Doubtful Accounts

     No provision for doubtful accounts has been included in these statements. The Company has no material loss experience from trade receivables and anticipates no loss from present trade receivables.

     Inventories

     Inventories are stated at the lower of cost or market with cost determined using primarily the first-in, first-out method.

     Property and Equipment

     Property and equipment are stated at cost. Depreciation is provided using primarily declining-balance methods over the estimated useful lives of the assets. Depreciation expense totaled $13,301 and $5,899 in 1998 and 1997, respectively.

     Income Taxes

     The proprietorship itself is not a tax paying entity for purposes of federal and state income taxes. Federal and state income taxes of the proprietor are computed on total income from all sources; accordingly, no provision for income taxes is made in these statements.

                           SUPERIOR CHEMICAL & SUPPLY
                         NOTES TO FINANCIAL STATEMENTS

                     Years Ended December 31, 1998 and 1997


NOTE 1.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

          Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires the proprietor to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.


NOTE 2.   LONG-TERM DEBT

          Long-term debt at December 31, 1998 and 1997 consists of the following:


                                                                                     1998        1997
               James A. Tabb (individual) note payable, dated February 5,
               1990, due in monthly installments of $1,000 including
               interest at 12% to February 20, 2002; secured by building.           $   -0-     $39,196

               GMAC note payable, dated August 10, 1998, due in monthly
               installments of $713 including interest at 1.9% to
               August 10, 2001; secured by vehicle.                                  22,215         -0-
                                                                                    -------     -------

               Totals                                                                22,215      39,196
               Current maturities                                                     8,208       7,711
                                                                                    -------     -------

               Long-term debt                                                       $14,007     $31,485
                                                                                    =======     =======

                           SUPERIOR CHEMICAL & SUPPLY
                         NOTES TO FINANCIAL STATEMENTS

                     Years Ended December 31, 1998 and 1997


NOTE 2.   LONG-TERM DEBT (Continued)

          Aggregate maturities of principal under long-term debt obligations for each of the succeeding five years are as follows:

              December 31,
                  1999             $ 8,208
                  2000               8,365
                  2001               5,642
                  2002                  -0-
                  2003                  -0-
                Thereafter              -0-
                                   -------
                                   $22,215
                                   =======

NOTE 3.   LEASES

          The Company leases buildings in Leitchfield and Beattyville, Kentucky, under non-cancellable leases classified as operating leases. Initial lease terms for the Leitchfield building are for ten years beginning February 1, 1987, with two five-year renewal options. Initial lease terms for the Beattyville building are for one year beginning August 18, 1998, with one renewal option for one year. Rent expense totaled $4,200 and $2,700 in 1998 and 1997, respectively.

          Future minimum lease payments under non-cancellable operating leases having remaining terms of more than one year at December 31, 1998 for each of the succeeding five years are as follows:

                  1999             $ 6,900
                  2000               5,275
                  2001               3,000
                  2002                 250
                  2003                  -0-
                Thereafter              -0-
                                   -------
                                   $15,425
                                   =======

                        SUPERIOR CHEMICAL & SUPPLY, INC.

                              FINANCIAL STATEMENTS

                    From January 1, 1999 (Date of Inception)
                                To July 31, 1999

                                   CONTENTS

                                    Page

INDEPENDENT AUDITORS' REPORT            1

FINANCIAL STATEMENTS

  Balance sheet                         2

  Statement of income                   3

  Statement of retained earnings        4

  Statement of cash flows               5

  Notes to financial statements     6 - 9

                                 Kirby & Kirby
                          Certified Public Accountants
                      1027 College Street - P.O. Box 2160
                      Bowling Green, Kentucky 42102-2160
                      ----------------------------------

                     (502) 843-0244  -  FAX (502) 843-0245



                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Stockholder
Superior Chemical & Supply, Inc.


We have audited the accompanying balance sheet of Superior Chemical & Supply, Inc., as of July 31, 1999, and the related statements of income, retained earnings, and cash flows for the period from inception, January 1, 1999, to July 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Superior Chemical & Supply, Inc., as of July 31, 1999, and the results of its operations and its cash flows for the initial period then ended in conformity with generally accepted accounting principles.


KIRBY & KIRBY
BOWLING GREEN, KY
October 22, 1999

                       SUPERIOR CHEMICAL & SUPPLY, INC.
                                 BALANCE SHEET

                                 July 31, 1999

ASSETS
CURRENT ASSETS
  Cash and cash equivalents                                    $  8,098
  Trade receivables                                             198,270
  Inventories                                                   192,821
                                                               --------
          Total current assets                                  399,189
                                                               --------

PROPERTY AND EQUIPMENT, at cost
  Equipment                                                      18,234
  Vehicles                                                       42,119
                                                               --------
                                                                 60,353
  Accumulated depreciation                                      (24,212)
                                                               --------
                                                                 36,141
                                                               --------
                                                               $435,330
                                                               ========

  LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES
  Current maturities of long-term debt                         $  8,300
  Accounts payable                                               75,135
  Accrued expenses                                               17,190
  Income taxes payable                                           35,163
                                                               --------
          Total current liabilities                             135,788
                                                               --------

LONG-TERM DEBT                                                    9,149
                                                               --------

STOCKHOLDER'S EQUITY
  Common stock, no par value; 100 shares authorized
     and issued                                                 203,114
  Retained earnings                                              87,279
                                                               --------
                                                                290,393
                                                               --------

                                                               $435,330
                                                               ========

  The Notes to Financial Statements are an integral part of these statements.

                       SUPERIOR CHEMICAL & SUPPLY, INC.
                              STATEMENT OF INCOME

            For the Period From January 1, 1999 (Date of Inception)
                               to July 31, 1999

Net sales                                                   $1,032,054
Cost of goods sold                                             603,468
                                                            ----------
  Gross profit                                                 428,586
                                                            ----------

Operating expenses
 Salaries                                                      159,678
 Rent                                                           18,990
 Depreciation and amortization                                  10,024
 Professional fees                                               1,060
 Marketing                                                         -0-
 Other                                                         116,166
                                                            ----------
                                                               305,918
                                                            ----------

  Income from operations                                       122,668

Interest expense                                                   226
                                                            ----------

  Income before taxes                                          122,442

Federal and state income taxes                                  35,163
                                                            ----------

Net income                                                  $   87,279
                                                            ==========

  The Notes to Financial Statements are an integral part of these statements.

                       SUPERIOR CHEMICAL & SUPPLY, INC.
                        STATEMENT OF RETAINED EARNINGS

            For the Period From January 1, 1999 (Date of Inception)
                               to July 31, 1999

Balance, beginning                                               $   -0-

     Net income                                                   87,279
                                                                 -------

Balance, ending                                                  $87,279
                                                                 =======

  The Notes to Financial Statements are an integral part of these statements.

                       SUPERIOR CHEMICAL & SUPPLY, INC.
                            STATEMENT OF CASH FLOWS

            For the Period From January 1, 1999 (Date of Inception)
                                to July 31, 1999

CASH FLOWS FROM OPERATING ACTIVITIES
 Net income                                                               $    87,279
 Adjustments to reconcile net income to net cash provided by operating activities:
     Depreciation                                                              10,024
     Increase (decrease) in cash resulting from changes in:
       Trade receivables                                                      (23,138)
       Inventories                                                            (24,503)
       Bank overdraft                                                         (20,918)
       Accounts payable                                                        35,256
       Accrued expenses                                                         3,942
       Income taxes payable                                                    35,163
                                                                          -----------
              Net cash provided by operating activities                       103,105
                                                                          -----------

CASH FLOWS FROM INVESTING ACTIVITIES                                              -0-
                                                                          -----------

CASH FLOWS FROM FINANCING ACTIVITIES
 Principal payments on long-term debt and shareholder loan                    (95,007)
                                                                          -----------

Net increase in cash and cash equivalents                                       8,098
Cash and cash equivalents at beginning of period                                  -0-
                                                                          -----------
Cash and cash equivalents at end of period                                $     8,098
                                                                          ===========


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
 Cash paid during the period for:
   Interest                                                               $       226
   Income taxes                                                           $       -0-

SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES:
  Property withdrawal                                                     $   120,045
  Common stock and shareholder note issued in exchange for net assets     $   293,355


  The Notes to Financial Statements are an integral part of these statements.

                       SUPERIOR CHEMICAL & SUPPLY, INC.
                         NOTES TO FINANCIAL STATEMENTS

   For the Period From January 1, 1999 (Date of Inception) to July 31, 1999

NOTE 1.   SIGNIFICANT ACCOUNTING POLICIES

Formation of Company

The Company was incorporated as a Kentucky corporation and began operations effective January 1, 1999. Prior to this time, the Company operated as a sole proprietorship. Effective January 1, 1999, the Company issued common stock with a stated value of $203,114 and a note of $90,241 to the sole shareholder in exchange for net assets as follows:

              Current assets                    $343,450
              Vehicles and equipment, net         46,165
              Current liabilities                (82,253)
              Long-term debt                     (14,007)
                                                --------
                                                $293,355
                                                ========

This transaction is treated for tax purposes as a tax-free exchange under Internal Revenue Code Section 351.

Nature of Business

The Company is engaged in the sale of chemicals and related supplies primarily to commercial and industrial customers

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Allowance for Doubtful Accounts

No provision for doubtful accounts has been included in these statements. The Company has no material loss experience from trade receivables and anticipates no loss from present trade receivables.

Inventories

Inventories are stated at the lower of cost or market with cost determined using primarily the first-in, first-out method.

                       SUPERIOR CHEMICAL & SUPPLY, INC.
                         NOTES TO FINANCIAL STATEMENTS

   For the Period From January 1, 1999 (Date of Inception) to July 31, 1999



NOTE 1.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

          Property and Equipment

          Property and equipment are stated at cost. Depreciation is provided using primarily declining-balance methods over the estimated useful lives of the assets. Depreciation expense totaled $10,024 for the period.

          Deferred Income Taxes

          There are no material timing differences between financial statement and taxable income, therefore, no provision for deferred income taxes exists.

          Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires the proprietor to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.


NOTE 2.   LONG-TERM DEBT

          Long-term debt at July 31, 1999 consists of the following:


             GMAC note payable, dated August 10,
              1998, due in monthly installments of
              $713 including interest at 1.9% to                 $  17,449
              August 10, 2001; secured by vehicle.

             Current maturities                                      8,300
                                                                 ---------
             Long-term debt                                      $   9,149
                                                                 =========

                        SUPERIOR CHEMICAL & SUPPLY, INC.
                         NOTES TO FINANCIAL STATEMENTS

   For the Period From January 1, 1999 (Date of Inception) to July 31, 1999

NOTE 2.   LONG-TERM DEBT (Continued)

          Aggregate maturities of principal under long-term debt obligations for each of the succeeding twelve month intervals are as follows:

                July 31,
                  2000                                          $ 8,300
                  2001                                            8,458
                  2002                                              691
                  2003                                              -0-
                  2004                                              -0-
                Thereafter                                          -0-
                                                                -------

                                                                $17,449
                                                                =======

NOTE 3.   INCOME TAXES



          Provision has been made in the statements for federal and state income taxes as follows:

             Federal and state income taxes at statutory rates  $35,163
                                                                =======



NOTE 4.   LEASES

          The Company leases buildings in Bowling Green, Leitchfield, and Beattyville, Kentucky, under non-cancellable leases classified as operating leases. Initial lease terms for the Leitchfield building are for ten years beginning February 1, 1987, with two five-year renewal options. Initial lease terms for the Beattyville building are for one year beginning August 18, 1998, with one renewal option for one year. The Company leases its Bowling Green building from a limited liability company owned by the sole shareholder of the Company. Initial lease terms are for five years beginning March 1, 1999, with one five-year renewal option.

          Rent expense totaled $18,990 for the period.

                       SUPERIOR CHEMICAL & SUPPLY, INC.
                         NOTES TO FINANCIAL STATEMENTS


            For the Period From January 1, 1999 (Date of Inception)
                               to July 31, 1999



NOTE 4.   LEASES (Continued)

          Future minimum lease payments under non-cancellable operating leases having remaining terms of more than one year at July 31, 1999 for each of the succeeding twelve month intervals are as follows:

                  July 31,
                  2000                              $ 36,900
                  2001                                33,000
                  2002                                31,500
                  2003                                30,000
                  2004                                20,000
                Thereafter                               -0-
                                                    --------

                                                    $151,400
                                                    ========

NOTE 5.   SUBSEQUENT EVENTS

          On August 19, 1999 and effective August 1, 1999, Superior was purchased by Enviro-Clean of America, Inc. in consideration for $400,000 in cash, $1,200,000 in a note payable over 3 years and 50,000 shares of common stock of Enviro-Clean of America, Inc. which were placed in escrow.

ITEM 7.   FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL STATEMENTS


  (b) Pro Forma Consolidated Financial Statements for the year ended December 31 1999 and for the period ended June 30, 1999.


                        UNAUDITED PRO FORMA CONSOLIDATED
                              FINANCIAL STATEMENTS



The following unaudited pro forma consolidated balance sheet has been prepared by combining the consolidated balance sheets of Enviro-Clean of America, Inc. & Subsidiaries (the Company), Cleaning Ideas, Inc. & Subsidiary and Superior Chemical & Supply. Inc. as of June 30, 1999. The Acquisitions are accounted for using the purchase method of accounting as if the Acquisitions had occurred on June 30, 1999.


The following unaudited pro forma consolidated statements of operations have been prepared by combining the consolidated statements of operations of the Company for the fiscal year ended December 31, 1998 and for the 6 months ended June 30, 1999. The Acquisitions are accounted for using the purchase method of accounting as if the Acquisitions had occurred on January 1, 1998. No cost savings and synergies which the Company expects to realize as a result of the Acquisitions have been recognized in the pro forma consolidated statements of operations.


The pro forma consolidated financial statements do not purport to represent what the Company?s consolidated financial position or results of operations actually would have been had the Acquisition been completed on the dates for which the Acquisition is being given effect, nor is it necessarily indicative of future financial position or operating results of the Company. The pro forma consolidated financial statements should be read in conjunction with the historical financial statements of the respective companies and the related notes thereto. Certain reclassifications have been made to the historical financial statements of the Company and in order to provide classifications appropriate to the pro forma financial statements.


The pro forma consolidated financial statements do not take into account any modifications to the Acquisitions which may be required to address any gain-out contingencies or future redemption of the Company's stock issued to selling shareholders.

Effective August 1, 1999, the Company acquired Cleaning Ideas, Inc. and its wholly owned subsidiary, Sanivac, Inc. Assets and liabilities acquired, at fair value include:


              Cash                                   $  238,190
              Accounts receivable                       248,544
              Inventory                                 395,482
              Property & equipment                       72,853
              Other assets                               27,561
              Accounts payable                         (353,620)
              Loans payable                            (400,000)
                                                     ----------
                Net Assets                              229,010
              Goodwill                                2,770,990
                                                     ----------

              Total consideration                    $3,000,000
                                                     ----------

              Cash & notes                           $1,400,000
              Stock                                  $1,600,000


Effective August 1, 1999, the Company acquired Superior Chemical & Supply, Inc. Assets and liabilities acquired, at fair value include:

              Cash                                   $    8,098
              Accounts receivable                       198,270
              Inventory                                 192,821
              Property & equipment                       36,141
              Accounts payable                         (127,488)
              Loans payable                            ( 17,449)
                                                     ----------
                Net Assets                              290,393
              Goodwill                                1,509,607
                                                     ----------


              Total consideration                    $1,800,000
                                                     ----------

              Cash & notes                           $1,600,000
              Stock                                  $  200,000

                  ENVIRO-CLEAN OF AMERICA, INC. SUBSIDIARIES
                      PROFORMA CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1999
                                  (UNAUDITED)


                                              Enviro-Clean      Cleaning Ideas      Superior                           Proforma
                                             of America, Inc        Inc &          Chemical &        Proforma           Combined
                 Assets                       Subsidiaries        Subsidiary       Supply, Inc.     Adjustments      Balance Sheet
Current Assets
  Cash & Cash Equivalents                      $ 3,220,995         $  177,970          $ 32,691      $(1,300,000)     $ 2,131,656
  Accounts Receivable                              670,428            339,339           212,747                         1,222,514
  Merchandise Inventory                            125,500            280,223           206,514                           612,237
  Other                                             85,569             13,802                                  -           99,371
                                               -----------         ----------          --------      -----------      -----------
Total Current Assets                             4,102,492            811,334           451,952       (1,300,000)       4,065,778
                                               -----------         ----------          --------      -----------      -----------

Property, Plant & Equipment- Net                   182,978             73,607            37,573                -          294,158
                                               -----------         ----------          --------      -----------      -----------

Other Assets
  Goodwill                                       2,828,352                                             4,160,767        6,989,119
  Other                                              5,775            213,166                 -                -          218,941
                                               -----------         ----------          --------      -----------      -----------
                                                 2,834,127            213,166                 -        4,160,767        7,208,060
                                               -----------         ----------          --------      -----------      -----------
Total Assets                                   $ 7,119,597         $1,098,107          $489,525      $ 2,860,767      $11,567,996
                                               ===========         ==========          ========      ===========      ===========


  Liabilities & Stockholders' Equity

Current Liabilities
  Accounts Payable & Accrued Expenses          $   713,919         $  456,778          $ 75,383      $         -      $ 1,246,080
  Loans Payable                                      7,329            401,605            66,300          450,000          925,234
  Income Taxes Payable                                   -                  -            13,500                -           13,500
                                               -----------         ----------          --------      -----------      -----------
Total Current Liabilities                          721,248            858,383           155,183          450,000        2,184,814
                                               -----------         ----------          --------      -----------      -----------

Long-Term Liabilities
  Notes Payable                                  2,341,289                  -             9,833        1,250,000        3,601,122
                                               -----------         ----------          --------      -----------      -----------

Redeemable Preferred Stock Series A              2,500,000                  -                 -                -        2,500,000
                                               -----------         ----------          --------      -----------      -----------

Stockholders' Equity
  Preferred Stock                                  175,000              2,709                          1,597,291        1,775,000
  Common Stock                                       4,310              1,020           203,114         (204,084)           4,360
  Additional Paid in Capital                     3,107,377             31,285                             93,665        3,232,327
  Retained Earnings(Deficit)                    (3,604,627)           304,710           121,395         (426,105)      (3,604,627)
  Common Stock to be Issued                      1,875,000                                                              1,875,000
   Less: Treasury Stock                                  -           (100,000)                -          100,000                -
                                               -----------         ----------          --------      -----------      -----------
Total Stockholders' Equity                       1,557,060            239,724           324,509        1,160,767        3,282,060
                                               -----------         ----------          --------      -----------      -----------

Total Liabilities & Stockholders' Equity       $ 7,119,597         $1,098,107          $489,525      $ 2,860,767      $11,567,996
                                               ===========         ==========          ========      ===========      ===========
                                                                                                         (a)

  (a) all adjustments relate to the assets acquired and liabilities assumed on the acquisitions of Cleaning
       Ideas, Inc. and Superior Chemical & Supply, Inc.

                 ENVIRO-CLEAN OF AMERICA, INC. & SUBSIDIARIES
             PROFORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                     FOR THE YEAR ENDED DECEMBER 31, 1998
                                  (Unaudited)

                                                          CLEANING
                                        ENVIRO-CLEAN       IDEAS        SUPERIOR
                                      OF AMERICA, INC.     INC &        CHEMICAL       PROFORMA            PROFORMA
                                       & SUBSIDIARIES    SUBSIDIARY  & SUPPLY, INC.   ADJUSTMENTS          COMBINED
Net Sales                                  $3,601,356    $4,616,883      $1,497,670              -        $9,715,909

Cost of sales                               1,159,674     2,429,292         929,260              -         4,518,226
                                           ----------    ----------      ----------     ----------        ----------

Gross profit                                2,441,682     2,187,591         568,410              -         5,197,683
                                           ----------    ----------      ----------     ----------        ----------

Operating expenses
      Salaries                                755,222       948,021         221,273              -         1,924,516
      Professional fees                       117,488        10,797           1,752              -           130,037
      Rent                                     67,655       400,116           4,200              -           471,971
      Marketing                               117,118        88,857             175              -           206,150
      Amortization of goodwill                      -             -               -        416,077  (a)      416,077
      Depreciation                             43,079        24,256          13,301              -            80,636
      Other                                   813,205       830,846         166,311              -         1,810,362
                                           ----------    ----------      ----------     ----------        ----------
                                            1,913,767     2,302,893         407,012        416,077         5,039,749
                                           ----------    ----------      ----------     ----------        ----------

Operating earnings(loss)                      527,915      (115,302)        161,398       (416,077)          157,934
                                           ----------    ----------      ----------     ----------        ----------

Other income (expense)
      Interest expense                        (69,602)      (45,954)         (3,453)      (134,734) (b)     (253,743)
      Other income                                  -       142,139               -              -           142,139
                                           ----------    ----------      ----------     ----------        ----------
                                              (69,602)       96,185          (3,453)      (134,734)         (111,604)
                                           ----------    ----------      ----------     ----------        ----------

Earnings (loss) before income taxes           458,313       (19,117)        157,945       (550,811)           46,330

Income taxes                                  104,500        (6,000)         55,300       (141,800) (c)       12,000
                                           ----------    ----------      ----------     ----------        ----------
Net earnings (loss)                        $  353,813    $  (13,117)     $  102,645     $ (409,011)       $   34,330
                                           ==========    ==========      ==========     ==========        ==========

  Basic earnings per common share          $      .10                                                     $      .01
                                           ==========                                                     ==========

  Weighted-average number of
       common shares outstanding            3,454,072                                                      3,504,072
                                           ==========                                                     ==========


   (a) amortization of goodwill on acquisitions with an estimated life of 10 years.
   (b) interest expense on acquisition indebtedness.
   (c) pro forma tax effect on consolidation of acquisitions

                 ENVIRO-CLEAN OF AMERICA, INC. & SUBSIDIARIES
             PROFORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                  (Unaudited)

                                          ENVIRO-CLEAN      CLEANING IDEAS      SUPERIOR        PROFORMA        PROFORMA
                                         OF AMERICA, INC.      INC &            CHEMICAL       ADJUSTMENTS      COMBINED
                                          & SUBSIDIARIES      SUBSIDIARY      & SUPPLY, INC.
 Net Sales                               $1,822,375           $2,160,791       $  877,854                 -      $4,861,020

 Cost of sales                              856,609            1,186,220          491,916                 -       2,534,745
                                         ----------           ----------       ----------        ----------      ----------

 Gross profit                               965,766              974,571          385,938                 -       2,326,275
                                         ----------           ----------       ----------        ----------      ----------

 Operating expenses
       Salaries                             291,866              385,608          125,550                 -         803,024
       Professional fees                    135,878                1,221              873                 -         137,972
       Rent                                  34,356              184,154           15,920                 -         234,430
       Marketing                             14,684               21,017                -                 -          35,701
       Amortization of goodwill             148,860                    -                -           208,039  (a)    356,899
       Depreciation                          22,557                8,395            8,592                 -          39,544
       Other                                329,044              404,773           99,911                 -         833,728
                                         ----------           ----------       ----------        ----------      ----------
                                            977,245            1,005,168          250,846           208,039       2,441,298
                                         ----------           ----------       ----------        ----------      ----------

 Operating earnings(loss)                   (11,479)             (30,597)         135,092          (208,039)       (115,023)
                                         ----------           ----------       ----------        ----------      ----------

 Other income (expense)
       Interest expense                     (66,782)             (15,687)            (197)          (74,833) (b)   (157,499)
       Other income                           7,609                    -                -                 -           7,609
                                         ----------           ----------       ----------        ----------      ----------
                                            (59,173)             (15,687)            (197)          (74,833)       (149,890)
                                         ----------           ----------       ----------        ----------      ----------

 Earnings (loss) before income taxes        (70,652)             (46,284)         134,895          (282,872)       (264,913)

 Income taxes                                 5,400               (9,000)          13,500                 -           9,900
                                         ----------           ----------       ----------        ----------      ----------

 Net earnings (loss)                     $  (76,052)          $  (37,284)      $  121,395         $(282,872)     $ (274,813)
                                         ==========           ==========       ==========        ==========      ==========


   Basic earnings per common share       $    (0.02)                                                             $    (0.07)
                                         ==========                                                              ==========

   Weighted-average number of
        common shares outstanding         4,135,000                                                               4,185,000
                                         ==========                                                              ==========


   (a) amortization of goodwill on acquisitions with an estimated life of 10 years.
   (b) interest expense on acquisition indebtedness

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



ENVIRO-CLEAN OF AMERICA, INC.
(Registrant)



By: /s/ Richard Kandel
    -----------------------------------------
    Richard Kandel, Chairman of the Board and
    Chief Executive Officer